UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23904

AMG PANTHEON CREDIT SOLUTIONS FUND

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2025 – September 30, 2025

(Semi-Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

SEMI-ANNUAL FINANCIAL STATEMENTS

AMG Funds September 30, 2025 AMG Pantheon Credit Solutions Fund Class M: PCSBX | Class I: PCSJX | Class S: PCSZX

wealth.amg.com	093025 SAR091

AMG Funds Semi-Annual Financial Statements — September 30, 2025 (unaudited)

TABLE OF CONTENTS	PAGE

CONSOLIDATED FUND PERFORMANCE	2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	3

Consolidated Statement of Assets and Liabilities	7

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	9

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Consolidated Statements of Changes in Net Assets	10

Detail of changes in assets for the past two fiscal periods

Consolidated Statement of Cash Flow	11

Details of cash movements during the fiscal period

Consolidated Financial Highlights	12

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	15

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

OTHER TAX INFORMATION	25

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT	26

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Consolidated Fund Performance (unaudited) Periods ended September 30, 2025

The table below shows the average annual total returns for the Fund and Morningstar® LSTA US Leveraged Loan Index for the same time period ended September 30, 2025.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

[2]  The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

[3]  The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. Unlike the Fund, the Morningstar® LSTA US Leveraged Loan Index is not available for investment and does not incur expenses.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Average Annual Total Returns[1]	Six Months*	Since Inception	Inception Date
AMG Pantheon Credit Solutions Fund
Class M2	4.12%	1.56%*	01/31/25
Class I	4.05%	11.52%	05/31/24
Class S	4.19%	11.62%	04/30/24
Morningstar® LSTA US Leveraged Loan Index[3]	4.13%	7.37%	04/30/24†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

† Date reflects inception date and commencement of investment operations of the Fund, not the Index.
* Not annualized

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (unaudited) September 30, 2025

	Initial Acquisition Date	Par Value/Shares		Cost	Value	Percent of Net Assets

Private Equity Co-Investments - 1.5%

CF BYD Investors LP (Materials)(a)	08/08/2024	(b	)	$6,019,918	$7,179,610	0.8%

Matobo Rock S.à r.l. (Industrials) (Sweden)(c)	03/21/2025	(b	)	5,678,403	6,525,461	0.7%

Total Private Equity Co-Investments				11,698,321	13,705,071	1.5%

Direct Private Debt Co-Investments - 6.1%

AIS Holdco, LLC (Financials) (3 month SOFR + 6.000%), 10.002%, May 21, 2029(a),(c),(d)	05/21/2024	3,135,445		3,097,696	3,101,877	0.3%

DAZN Limited (Communication Services) (3 month SOFR + 7.050%), (United Kingdom) 11.052%, March 31, 2028(a),(c),(d)	06/30/2025	17,633,788		17,644,122	17,677,623	2.0%

PurFoods, LLC (Consumer Staples) (3 month SOFR + 5.000%), 9.002%, August 12, 2027(a),(c),(d)	08/14/2024	4,043,000		4,038,733	4,045,052	0.5%

Roman New Bidco Limited (Financials) (Daily SONIA Compounding NCCR + 5.920%), (United Kingdom) 9.888%, June 30, 2028(a),(c),(d),(e)	05/13/2025	10,000,000		13,155,119	13,362,215	1.5%

Sequoia Financial Group, LLC (Debt) Tranche 2 (Financials) (3 month SOFR + 5.060%), 9.062%, November 29, 2027(a),(c),(d)	03/28/2025	5,243,217		5,114,183	5,240,501	0.6%

Transcendia Holdings, Inc. (Materials) (1 month SOFR + 6.500%), 10.663%, November 24, 2029(a),(c),(d)	05/24/2024	6,671,610		6,571,783	6,667,128	0.7%

WildBrain Ltd. (Communication Services) (3 month SOFR + 6.000%), 10.319%, July 23, 2029(a),(c),(d)	07/23/2024	3,999,200		3,938,022	4,062,491	0.5%

WildBrain Ltd. - Revolving Credit Facility (Communication Services) (3 month SOFR + 6.000%), 10.319%, July 23, 2029(a),(c),(d)	08/07/2024	174,458		174,458	175,681	0.0%#

Total Direct Private Debt Co-Investments				53,734,116	54,332,568	6.1%

Primary Private Investment Funds - 0.9%

Fortress Credit Opportunities Fund VI(c)	07/30/2025	(b	)	5,528,705	5,707,361	0.7%

Permira Strategic Opportunities I (United Kingdom)(f)	06/25/2025	(b	)	270,678	281,421	0.0%#

Thoma Bravo Credit Fund III, L.P.(c)	12/31/2024	(b	)	1,011,006	1,118,415	0.1%

Varde CRE Lending Fund(c)	07/01/2025	(b	)	1,155,175	1,171,579	0.1%

Total Primary Private Investment Funds				7,965,564	8,278,776	0.9%

Secondary Private Investment Funds - 59.8%

Apollo European Principal Finance Fund (United Kingdom)(c)	07/01/2025	(b	)	26,643	9,745	0.0%#

Apollo European Principal Finance Fund II (United Kingdom)(c)	07/01/2025	(b	)	193,055	186,027	0.0%#

Apollo European Principal Finance Fund III (United Kingdom)(c)	07/01/2025	(b	)	1,623,177	1,447,090	0.2%

Apollo European Principal Finance Fund IV (Dollar A), L.P.(c)	10/01/2024	(b	)	1,990,306	2,057,936	0.2%

Ares Private Credit Solutions, L.P.(c),(g)	04/01/2025	(b	)	1,659,172	2,119,962	0.2%

Atalaya A4 (Cayman) LP(c),(g)	04/01/2025	(b	)	4,058,589	4,770,634	0.5%

Atlantic Park Strategic Capital Fund II, L.P.(c)	10/01/2024	(b	)	1,868,471	2,067,310	0.2%

Audax Senior Loan Fund I, L.P.(c)	06/28/2024	(b	)	70,072,782	71,516,067	8.0%

BioPharma Credit Investments V (Master) LP(c),(g)	12/31/2024	(b	)	18,758,330	20,984,168	2.3%

BlackRock Direct Lending Fund 2025-C, L.P.(c)	08/29/2025	(b	)	51,624,200	57,431,815	6.4%

Blue Owl Asset Income Fund Evergreen LP(c),(g)	04/01/2025	(b	)	915,465	1,034,388	0.1%

Blue Owl First Lien Fund LP(c)	12/31/2024	(b	)	84,639,873	66,468,220	7.4%

BSP Debt Fund IV CV L.P.(c)	08/28/2025	(b	)	40,046,677	41,719,439	4.7%

Crestline Specialty Lending III, L.P.(c),(g)	03/31/2025	(b	)	1,720,072	2,097,919	0.2%

Davidson Kempner Long-Term Distressed Opportunities International III LP(c)	07/01/2025	(b	)	71,862	155,865	0.0%#

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

	Initial Acquisition Date	Par Value/Shares		Cost	Value	Percent of Net Assets

Eagle Point Defensive Income Fund II US LP(c)	10/01/2024	(b	)	$14,155,890	$16,275,667	1.8%

Eagle Point Defensive Income Fund US LP(c)	10/01/2024	(b	)	5,581,549	6,345,766	0.7%

European Asset Value Offshore Fund II, L.P. (United Kingdom)(c)	09/30/2025	(b	)	12,168,221	12,158,383	1.4%

Everberg Capital Partners II, L.P.(f),(g)	03/31/2025	(b	)	2,522,532	2,975,277	0.3%

Falcon Strategic Partners IV (Cayman), LP(c)	06/30/2025	(b	)	1,644,087	1,519,889	0.2%

Falcon Strategic Partners V (Cayman 2), LP(c)	06/30/2025	(b	)	2,483,667	2,433,677	0.3%

Fortress Credit Opportunities Fund III(c)	07/01/2025	(b	)	115,652	141,193	0.0%#

Fortress Credit Opportunities Fund IV(c)	07/01/2025	(b	)	816,584	1,024,708	0.1%

Gallatin Point Capital Partners II LP(f)	10/01/2024	(b	)	8,147,677	9,939,547	1.1%

Guggenheim Investments Private Debt Fund IV-A, L.P.(c)	05/30/2024	(b	)	18,191,353	36,230,104	4.1%

HPS Mezzanine Partners III(c)	07/01/2025	(b	)	732,098	689,947	0.1%

Linden Structured Capital Fund[-A] LP(c),(g)	03/31/2025	(b	)	3,872,390	4,853,413	0.5%

MGG SF Evergreen Fund (Cayman) LP(c)	12/31/2024	(b	)	35,473,550	39,359,149	4.4%

MV Subordinated IV Feeder SCSP (United Kingdom)(a),(c)	06/30/2025	(b	)	3,382,187	3,841,225	0.4%

MV Subordinated V Feeder SCSp (United Kingdom)(a),(c)	06/30/2025	(b	)	5,469,933	6,090,424	0.7%

North Haven Credit Partners II Offshore Feeder L.P.(c)	07/01/2025	(b	)	737,090	767,470	0.1%

Park Square Capital Credit Opportunities III (USD), L.P.(c)	12/31/2024	(b	)	3,581,735	3,561,381	0.4%

Permira Credit Solutions II Master L.P. 1 (United Kingdom)(c)	05/12/2025	(b	)	2,778,467	4,138,194	0.5%

Permira Credit Solutions III Master Euro L.P. (United Kingdom)(c)	03/31/2025	(b	)	249,541	1,180,036	0.1%

Permira Credit Solutions IV Master Euro SCSp (United Kingdom)(c)	03/31/2025	(b	)	12,233,398	14,604,039	1.6%

Permira Credit Solutions IV Senior GBP SCSp (United Kingdom)(c)	04/01/2025	(b	)	5,569,076	6,454,243	0.7%

Permira Credit Solutions V Senior GBP SCSp (United Kingdom)(c)	04/01/2025	(b	)	5,509,398	5,956,393	0.7%

Providence Debt Fund III (Non-US) L.P.(c)	06/30/2025	(b	)	342,367	409,819	0.1%

Raven Evergreen Credit Fund II LP(c),(g)	03/31/2025	(b	)	6,013,954	6,916,358	0.8%

Silver Point Specialty Credit Fund II, L.P.(c),(g)	03/31/2025	(b	)	3,440,855	4,456,859	0.5%

The Varde Dislocation Fund (USD)(c)	07/01/2025	(b	)	2,597,124	3,825,311	0.4%

TPG Twin Brook Direct Lending Continuation Fund(c),(g)	08/07/2025	(b	)	21,927,500	22,170,269	2.5%

Tree Line Direct Lending II, LP(c)	07/02/2024	(b	)	30,613,463	33,002,078	3.7%

VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.(c),(g)	04/01/2025	(b	)	9,890,620	10,388,351	1.2%

Warburg Pincus Capital Solutions Founders Fund (Cayman), L.P.(c)	10/01/2024	(b	)	245,482	327,525	0.0%#

Total Secondary Private Investment Funds				499,756,114	536,103,280	59.8%

Business Development Companies – 8.2%

Blue Owl Technology Finance Corp.(c),(g),(h)	04/24/2025	216,816		3,080,608	2,996,397	0.3%

Silver Point Specialty Lending Fund(c)	05/12/2025	1,600,000		40,057,900	41,888,505	4.7%

Stone Point Credit Corporation(c)	10/01/2024	1,319,770		25,463,330	28,374,989	3.2%

Total Business Development Company				68,601,838	73,259,891	8.2%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

	Initial Acquisition Date	Par Value/Shares	Cost	Value	Percent of Net Assets

Short-Term Investments - 32.6%

Other Investment Companies - 32.6%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.09%(i),(j)	N/A	292,370,391	$292,370,391	$292,370,391	32.6%

Total Investments - 109.1%			934,126,344	978,049,977	109.1%

Other Assets, less Liabilities - (9.1%)(k)				(81,792,836)	(9.1)%

Net Assets - 100.0%				$896,257,141	100.0%

(a)	Security’s value was determined by using significant unobservable inputs.

(b)	Investment does not issue shares.

(c)	Investment is held by AMG Pantheon Credit Solutions Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Credit Solutions Fund (the “Fund”).

(d)	Variable rate security. The rate shown is based on the latest available information as of September 30, 2025.

(e)	Par value amount stated in Great British Pounds (GBP).

(f)	Investment is held by AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Fund.

(g)

All or part of the investment was acquired through a deferred payment transaction. The market value for deferred payments on investments at September 30, 2025, amounted to $78,768,962 or 8.8% of net assets.

(h)

On June 12, 2025, Blue Owl Technology Finance Corp. (“OTF”) registered as a publicly traded BDC under the Exchange Act of 1934 and listed its shares on the New York Stock Exchange. The Fund received 10,829 unrestricted shares and 205,744 restricted shares of OTF. 68,581 of the restricted shares will convert to unrestricted shares on each of the following dates: 12/9/25, 3/9/26, and 6/12/26. As of September 30, 2025, the Fund held 11,072 unrestricted shares and 205,744 restricted shares of OTF. As of September 30, 2025, the cost and market value of the unrestricted shares was $157,533 and $153,015, respectively, and the cost and market value of the restricted shares was $2,923,075 and $2,843,382, respectively.

The unrestricted and restricted shares represent less than 0.05% and 0.3% of net assets, respectively.

(i)	Yield shown represents the September 30, 2025, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

(j)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

(k)	The payable for investments purchased with an original settlement period of over one year are reflected at net present value.

#	Less than 0.05%.

NCCR Non-Cumulative Compounded Rate

SOFR Secured Overnight Financing Rate

SONIA Sterling Overnight Index Average

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Investments

Private Equity Co-Investments	—	—	$7,179,610	$6,525,461	$13,705,071

Direct Private Debt Co-Investments	—	—	54,332,568	—	54,332,568

Primary Private Investment Funds	—	—	—	8,278,776	8,278,776

Secondary Private Investment Funds	—	—	9,931,649	526,171,631	536,103,280

Business Development Companies	$2,996,397	—	—	70,263,494	73,259,891

Short-Term Investments	292,370,391	—	—	—	292,370,391

Total Investments	$295,366,788	—	$71,443,827	$611,239,362	$978,049,977

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at September 30, 2025:

	Private Equity Co-Investments	Direct Private Debt Co-Investments	Secondary Private Investment Funds

Balance as of March 31, 2025	$6,522,000	$23,279,537	—

Purchases	—	31,081,628	$8,852,120

Sales & Distributions	—	(317,815)	—

Accrued discounts (premiums)	—	72,699	—

Realized Gain (Losses)	—	—	—

Net change in unrealized appreciation/depreciation	657,610	216,519	1,079,528

Transfers in to Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of September 30, 2025	$7,179,610	$54,332,568	$9,931,648

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2025	$657,610	$216,519	$1,079,528

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of September 30, 2025. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of September 30, 2025	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input(a)

Private Equity Co-Investments	$7,179,610	Discounted Cash Flow	Discount Rate	18.62%	N/A	Decrease

Direct Private Debt Co-Investments	54,332,568	Discounted Cash Flow	Discount Rate	7.94% -11.07%	10.26%	Decrease

Secondary Private Investment Funds	9,931,649	Discounted Cash Flow	Discount Rate	11.50%	N/A	Decrease

	$71,443,827

(a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The country/region allocation in the Consolidated Schedule of Investments at September 30, 2025, was as follows:

Country/Region	% of Total Investments

Sweden	1.0%

United Kingdom	12.7%

United States	86.3%

Total	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (unaudited) September 30, 2025

AMG Pantheon Credit Solutions Fund

Assets:

Investments at value[1]	$978,049,977

Cash	708,961

Dividend and interest receivables	1,456,259

Receivable for Fund shares sold	16,549,127

Prepaid expenses and other assets	2,501,205

Total assets	999,265,529

Liabilities:

Payable for investments purchased	69,085,965

Payable for Fund shares repurchased	18,550,161

Payable for deferred taxes	692,584

Due to custodian	11,316,380

Accrued expenses:

Investment advisory and management fees	837,305

Administrative fees	145,618

Distribution fees	3,669

Other	2,376,706

Total liabilities	103,008,388

Commitments and Contingencies (Notes 2, 3 & 7)

Net Assets	$896,257,141

[1] Investments at cost	$934,126,344

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Pantheon Credit Solutions Fund

Net Assets Represent:

Paid-in capital	$835,666,575

Total distributable earnings	60,590,566

Net Assets	$896,257,141

Class M:

Net assets	$11,027,297

Shares outstanding	1,020,518

Net asset value and redemption price per share	$10.81

Maximum offering price per share	$11.20

Class I:

Net Assets	$123,061,234

Shares outstanding	11,408,362

Net asset value, offering and redemption price per share	$10.79

Class S:

Net assets	$762,168,610

Shares outstanding	69,950,707

Net asset value, offering and redemption price per share	$10.90

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations (unaudited) For the six months ended September 30, 2025

AMG Pantheon Credit Solutions Fund

Investment Income:

Dividend income	$12,771,503

Interest income	12,946,847

Foreign withholding tax	(72,719)

Total investment income	25,645,631

Expenses:

Investment advisory and management fees	7,458,509

Administrative fees	1,297,132

Distribution fees - Class M	4,166

Distribution fees - Class I	34,787

Shareholder servicing fees - Class I	43,208

Credit facility fees	755,504

Registration fees	383,603

Professional fees	335,231

Custodian fees	170,075

Valuation fees	130,816

Trustee fees and expenses	74,510

Amortization of offering costs	43,090

Reports to shareholders	37,517

Transfer agent fees	30,763

Deferred payment interest expense	1,832,728

Miscellaneous	18,871

Total expenses before offsets	12,650,510

Investment advisory and management fees waiver	(3,197,859)

Administrative fees waiver	(506,537)

Distribution fees waiver - Class M	(497)

Net expenses	8,945,617

Net investment income	16,700,014

Net Realized and Unrealized Gain:

Net realized loss on foreign currency transactions	(14,431)

Capital gain distribution received	401,415

Net change in unrealized appreciation/depreciation on investments	12,902,992

Net change in unrealized appreciation/depreciation on foreign currency translations	28,001

Net change in deferred tax expense	(109,582)

Net realized and unrealized gain	13,208,395

Net increase in net assets resulting from operations	$29,908,409

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statements of Changes in Net Assets For the six months ended September 30, 2025 (unaudited) and for the fiscal year ended March 31, 2025

	AMG Pantheon Credit Solutions Fund

	September 30, 2025	March 31, 2025[1]
Increase in Net Assets Resulting From Operations:

Net investment income	$16,700,014	$14,371,031

Net realized gain on investments	386,984	26,506

Net change in unrealized appreciation/depreciation on investments	12,821,411	30,418,683

Net increase in net assets resulting from operations	29,908,409	44,816,220
Distributions to Shareholders:

Class M	(97,593)	(823)

Class I	(3,000,264)	(247,822)

Class S	(23,692,819)	(20,470,552)

Total distributions to shareholders	(26,790,676)	(20,719,197)

Capital Share Transactions:[2]

Net increase from capital share transactions	230,228,336	638,714,049

Total increase in net assets	233,346,069	662,811,072

Net Assets:

Beginning of period	662,911,072	100,000

End of period	$896,257,141	$662,911,072

1 Commencement of operations was February 14, 2024, and commencement of investment operations was May 1, 2024.

2 See Note 1(h) of the Notes to Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Cash Flows (unaudited) For the six months ended September 30, 2025

AMG Pantheon
Credit Solutions Fund

Cash Flows Provided By Operating Activities:
Net increase in net assets resulting from operations	$29,908,409

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Capital gain distributions received	(401,415)
Net change in unrealized appreciation/depreciation on investments	(12,902,992)
Net accretion of discount (amortization of premium)	72,699
Deferred payment interest expense	1,832,728
Purchases of investments (net increase in payable for investments purchased of $41,664,152)	(256,088,971)
Net purchases of short-term investments	(27,588,078)
Proceeds from sales, principal repayments and fund investment distributions	35,715,949
Increase in due to custodian	11,316,380
Increase in dividend and interest receivables	(299,645)
Decrease in deferred offering costs	43,090
Increase in prepaid expenses and other assets	(1,558,311)
Increase in payable for deferred taxes	109,582
Decrease in payable to Affiliate	(6,213)
Increase in investment advisory and management fees payable	450,819
Increase in administrative fees payable	37,914
Decrease in distribution fees payable	(668)
Increase in other accrued expenses	1,661,127
Net cash used in operating activities	(217,697,596)

Cash Flows from Financing Activities:
Proceeds from capital shares transactions (net of receivable for fund shares sold of $16,549,127)	242,388,622
Distributions paid in cash	(21,314,881)
Disbursements from capital shares transactions (net of payable for fund shares repurchased of $18,550,161)	(13,516,798)
Net cash provided by financing activities	207,556,943
Net decrease in cash	(10,140,653)

Cash:
Beginning of period	10,849,614

End of period	$708,961

Non-Cash Transactions
Reinvestment of distributions	$5,475,795

Exchange of Private BDC Shares for Publicly Listed Shares	$3,076,926

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

		For the fiscal
	For the six	period ended
	months ended	March 31,
	September 30, 2025
Class M	(unaudited)	2025[1]

Net Asset Value, Beginning of Period	$10.72	$10.69

Income from Investment Operations:

Net investment income[2]	0.20	0.09

Net realized and unrealized gain on investments	0.24	0.03

Total income from investment operations	0.44	0.12

Less Distributions to Shareholders from:

Net investment income	(0.35)	(0.09)

Net Asset Value, End of Period	$10.81	$10.72

Total Return[3]	4.12%[4,5]	1.10%[4,5]

Ratio of net expenses to average net assets[6]	3.00%[7,8]	1.68%[7,8]

Ratio of gross expenses to average net assets[6,9]	4.04%[7,8]	3.41%[7,8,10]

Ratio of net investment income to average net assets[6]	3.50%[7]	3.87%[7]

Portfolio turnover	7%[5]	0%[5,11]

Net assets end of period (000’s) omitted	$11,027	$101

[1]	Commencement of operations was February 3, 2025.

[2]	Per share numbers have been calculated using average shares.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Excludes the effects of any sales charges.

[5]	Not annualized.

[6]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Funds invest.

[7]	Annualized.

[8]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the six months ended September 30, 2025 and the fiscal period ended March 31, 2025 would have been 2.99% and 4.03% and 1.54% and 3.27%, respectively.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[10]	Ratio does not reflect the annualization of audit fees and organizational costs.

[1][1]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

		For the fiscal
	For the six	period ended
	months ended	March 31,
	September 30, 2025
Class I	(unaudited)	2025[1]

Net Asset Value, Beginning of Period	$10.70	$10.00

Income from Investment Operations:

Net investment income[2]	0.22	0.28

Net realized and unrealized gain on investments	0.21	0.83

Total income from investment operations	0.43	1.11

Less Distributions to Shareholders from:

Net investment income	(0.34)	(0.41)

Net Asset Value, End of Period	$10.79	$10.70

Total Return[3]	4.05%[4]	11.17%[4]

Ratio of net expenses to average net assets[5]	2.46%[6,7]	1.92%[6,7]

Ratio of gross expenses to average net assets[5,8]	3.40%[6,7]	2.81%[6,7,9]

Ratio of net investment income to average net assets[5]	4.04%[6]	3.63%[6]

Portfolio turnover	7%[4]	0%[4,10]

Net assets end of period (000’s) omitted	$123,061	$40,249

[1]	Commencement of operations was June 3, 2024.

[2]	Per share numbers have been calculated using average shares.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Funds invest.

[6]	Annualized.

[7]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the six months ended September 30, 2025 and the fiscal period ended March 31, 2025 would have been 2.45% and 3.39% and 1.78% and 2.67%, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[9]	Ratio does not reflect the annualization of audit fees and organizational costs.

[10]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

		For the fiscal
	For the six	period ended
	months ended	March 31,
	September 30, 2025
Class S	(unaudited)	2025

Net Asset Value, Beginning of Period	$10.80	$10.00

Income from Investment Operations:

Net investment income[1]	0.23	0.43

Net realized and unrealized gain on investments	0.22	0.78

Total income from investment operations	0.45	1.21

Less Distributions to Shareholders from:

Net investment income	(0.35)	(0.41)

Net Asset Value, End of Period	$10.90	$10.80

Total Return[2]	4.19%[3]	12.19%[3]

Ratio of net expenses to average net assets[4]	2.25%[5,6]	1.68%[5,6]

Ratio of gross expenses to average net assets[4,7]	3.19%[5,6]	2.56%[5,6,8]

Ratio of net investment income to average net assets[4]	4.25%[5]	3.87%[5]

Portfolio turnover	7%[3]	0%[3,9]

Net assets at end of period (000’s omitted)	$762,169	$622,561

[1]	Per share numbers have been calculated using average shares.

[2]	The total return is calculated using the published Net Asset Value as of period end.

[3]	Not annualized.

[4]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Funds invest.

[5]	Annualized.

[6]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the six months ended September 30, 2025 and the fiscal period ended March 31, 2025 would have been 2.24% and 3.18% and 1.54% and 2.42%, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[8]	Ratio does not reflect the annualization of audit fees and organizational costs.

[9]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements (unaudited) September 30, 2025

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Credit Solutions Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund operates as an interval fund and continuously offers its shares of beneficial interest (“Shares”).

The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments, investments in private credit investment funds (private funds that are excluded from the definition of “investment company” under the 1940 Act), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, nonperforming loans, convertible securities, preferred securities, private and public business development companies, mutual funds or exchange traded funds that invest in credit securities, collateralized loan obligations, collateralized debt obligations, mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed private credit investment funds (“Investment Funds”) managed by unaffiliated asset managers; (ii) investments in assets issued by private companies; and (iii) investments alongside Investment Funds in assets issued primarily by private companies. The Fund’s investments will primarily be acquired through privately negotiated transactions.

The Fund offers Class M Shares, Class I Shares and Class S Shares which may be purchased each business day at the Fund’s net asset value (“NAV”) per Share. The Share classes generally have identical voting rights, but each Share class may vote separately when required by law. Different Share classes may have a different NAV per Share to the extent the Share classes pay different distribution amounts and/or the expenses of such Share classes differ. Each Share class has its own expense structure. Sales of Class M Shares incur a sales load up to 3.50%.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Credit Solutions Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Fund and are organized as Delaware limited liability companies. The Subsidiaries were established on June 14, 2024. The Subsidiaries have the same investment objectives and strategies as the Fund, and like the Fund are managed by Pantheon Ventures (US) LP (“Pantheon” or the “Investment Manager”). The Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of September 30, 2025, the Corporate Subsidiary holds long-term investments in the amount of $13,196,245 which is inclusive of $1,940,486 related to a payable for investments purchased. The net assets of the Corporate Subsidiary were $11,598,358, which is 1.29% of the Fund’s consolidated net assets. As of September 30, 2025, the Lead Fund holds long-term investments in the amount of $665,303,731 which is inclusive of $67,145,480 related to a payable for investments purchased. The net assets of the Lead Fund were $663,448,580, which is 74.02% of the Fund’s consolidated net assets.

b. VALUATION OF INVESTMENTS

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Fund’s Board of Trustees (the “Board”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.

The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the consolidated financial statements of the respective underlying fund). Following receipt of

Notes to Consolidated Financial Statements (continued)

the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.

The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board is presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original deferral period of over one year, referred to as deferred payments, are reflected at net present value. Monies paid by the Fund in advance of the closing date of a private debt investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investments in advance.

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from private credit investment funds occur at irregular intervals and the exact timing of distribution from private credit investment funds cannot be determined. The classification of income received from Investment Funds is based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. The difference between the contractual payable amount and the net present value of a deferred payment is accreted over its deferral period. The accretion increases the payable for investments purchased and is recognized as “deferred payment interest expense” in the Consolidated Statement of Operations.

Notes to Consolidated Financial Statements (continued)

e. DIVIDENDS AND DISTRIBUTIONS

The Fund distributions resulting from net investment income are declared and paid quarterly. Fund distributions resulting from realized net capital gains, if any, are normally declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2025, the Fund’s tax year end, the Fund had permanent differences relating to the tax treatment of non-deductible offering costs and Fund-level return of capital distributions. The Fund had temporary differences relating to organization costs and the tax treatment of investments in certain partnerships.

For the tax year ended September 30, 2025, the Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily related to non-deductible offering costs and Fund-level return of capital distributions paid as a decrease to Paid-In Capital of $(33,226,577) and increase to Distributable Earnings of $33,226,577.

For US Federal Income Tax Purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 was as follows:

Distributions paid from:	2025	2024

Ordinary income	$14,764,576	$0

Long-term capital gains	167,772	0

Return of Capital	32,577,525	0

	$47,509,873	$0

At September 30, 2025, the components of distributable earnings on a tax basis detailed below differ from amounts reflected in the Fund’s Consolidated Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to partnerships, as follows:

Net unrealized appreciation (depreciation) from Investments	$60,924,415

The following table sets forth the tax cost basis and the estimated aggregate gross unrealized gain (loss) on investments for federal income tax purposes as of and for the tax year ended September 30, 2025:

Cost	Appreciation	Depreciation	Net Appreciation

$914,487,385	$69,449,019	$(8,524,604)	$60,924,415

f. FEDERAL TAXES

The Fund qualifies as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of September 30, 2025, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements specific to the Fund. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. The Lead Fund’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the tax year ended September 30, 2025. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Notes to Consolidated Financial Statements (continued)

	Current	Deferred	Total

US Federal Tax Expense/(benefit) at 21%	—	$540,936	$540,936

US State and Local Tax Expense(benefit), net of federal benefit of 5.89%	—	151,648	151,648

	—	$692,584	$692,584

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards. Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of September 30, 2025 are as follows:

Unrealized appreciation on investments	$606,414

Impact of outstanding temporary adjustments on partnerships	137,257

Net Operating Loss	(51,087)
Total net deferred tax liability	$692,584

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the tax fiscal year ended September 30, 2025 are as follows:

Income tax expense at statutory rate of 21%	$540,936

State income tax expense, net of federal benefit at 5.89%[a]	151,648

Total income tax expense	$692,584

[a]	State taxes in Connecticut made up the majority (greater than 50%) of the tax effect in this category.

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

If the Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its shareholders, and all distributions out of income and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. For the tax year ended September 30, 2025, the Fund did not record any capital losses.

h. CAPITAL STOCK

The Fund’s Amended and Restated Agreement and Declaration of Trust authorizes an issuance of an unlimited number of Shares, with a par value of $0.001, unless otherwise determined by the Trustees in connection with the creation and establishment of a Share class. The Fund records sales and repurchases of its capital stock on the trade date. Effective March 21, 2025, the Fund no longer charges a 2.00% early repurchase fee. Prior to March 21, 2025, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Shares. For the fiscal year ended March 31, 2025, early repurchase fees were $56,096. Such amounts are netted against the cost of shares repurchased.

Notes to Consolidated Financial Statements (continued)

For the six months ended September 30, 2025 (unaudited) and the fiscal year ended March 31, 2025, the capital stock transactions by class for the Fund were as follows:

	September 30, 2025		March 31, 2025

	Shares	Amount	Shares	Amount

Class M:[1]

Proceeds from sale of shares	1,008,583	$10,929,290	9,355	$100,000

Shares issued in reinvestment of distributions	2,504	26,908	76	822

Net increase	1,011,087	$10,956,198	9,431	$100,822

Class I:[2]

Proceeds from sale of shares	7,996,265	$87,173,871	3,765,806	$40,585,470

Shares issued in reinvestment of distributions	107,070	1,153,068	11,255	121,115

Cost of shares repurchased	(458,093)	(4,938,709)	(13,941)	(151,382)

Net increase	7,645,242	$83,388,230	3,763,120	$40,555,203

Class S:

Proceeds from sale of shares	14,182,920	$156,443,687	57,761,457	$599,275,367

Shares issued in reinvestment of distributions	394,726	4,295,819	364,818	3,878,521

Cost of shares repurchased	(2,285,774)	(24,855,598)	(477,440)	(5,095,864)

Net increase	12,291,872	$135,883,908	57,648,835	$598,058,024

[1]	Commencement of operations was February 3, 2025.
[2]	Commencement of operations was June 3, 2024.

At September 30, 2025, 5 affiliated investors, including Officers and Trustees of the Fund and/or the Investment Manager, owned 0.20% of the net assets of the Fund.

REPURCHASE OFFERING

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements, pursuant to Rule 23c-3 under the 1940 Act. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, subject to certain exceptions.

On June 2, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 3,620,540 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on June 30, 2025. On June 30, 2025, the Pricing Date, the Fund repurchased 203,339 Class I Shares at $10.87 NAV per Share for $2,210,290, which equated to 3.04% of the net assets of Class I Shares of the Fund and the Fund repurchased 823,506 Class S Shares at $10.97 NAV per Share for $9,033,856, which equated to 1.27% of the net assets of Class S Shares of the Fund.

On September 2, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 4,127,640 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on September 30, 2025. On September 30, 2025, the Pricing Date, the Fund repurchased 254,754 Class I Shares at $10.71 NAV per Share for $2,728,419, which equated to 2.19% of the net assets of Class I Shares of the Fund and the Fund repurchased 1,462,268 Class S Shares at $10.82 NAV per Share for $15,821,742, which equated to 2.05% of the net assets of Class S Shares of the Fund.

Notes to Consolidated Financial Statements (continued)

i. CASH

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian.

j. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

k. ORGANIZATIONAL AND OFFERING COSTS

As of September 30, 2025, the Fund’s organizational and offering costs have been expensed in full. Offering costs were deferred and amortized on the straight-line method over a period of one year from the commencement of investment operations. For the six months ended September 30, 2025, the Fund expensed $43,090 of offering costs.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager.

INVESTMENT MANAGEMENT FEE:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund, the Corporate Subsidiary, and the Lead Fund. Pursuant to the Investment Management Agreement, each of the Fund, the Corporate Subsidiary, and the Lead Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.15% on an annualized basis of such fund’s average daily Managed Assets (defined below). The Investment Management Fee will be paid by the Fund to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Managed Assets means the total assets of the Fund, the Corporate Subsidiary, or the Lead Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

From May 1, 2024 through April 30, 2025, the Investment Manager contractually agreed to waive 0.50% of the Investment Management Fee payable by the Fund. During the six months ended September 30, 2025, the Investment Manager waived Investment Management Fees of $285,270 payable by the Fund.

Additionally, the Investment Manager has agreed to waive a portion of the Investment Management Fee payable by the Fund in an amount equal to the Investment Management Fee the Investment Manager receives from each Subsidiary. For the six months ended September 30, 2025, the Investment Manager received Investment Management Fees from the Subsidiaries of $2,912,589 and waived an equal amount payable by the Fund.

INCENTIVE FEE:

The Investment Manager is entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means the Fund’s and each Subsidiary’s interest income (inclusive of accrued interest and other non-cash interest features, including original issue discount), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee.

The “catch-up” provision is intended to provide the Investment Manager with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with U.S. GAAP) in any fiscal quarter.

Notes to Consolidated Financial Statements (continued)

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to the Investment Manager if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•

All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Investment Manager; and

•

For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Investment Manager.

For the six months ended September 30, 2025, the Fund did not incur incentive fees.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT:

The Investment Manager has entered into an Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund and the Subsidiaries under which the Investment Manager will waive fees that it would otherwise have been paid and/or assume expenses of the Fund and the Subsidiaries, in order to ensure that the Fund’s total annual operating expenses and each Subsidiary’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the average daily net assets attributable to the Fund and Subsidiaries (the “Expense Limit”). “Excluded Expenses” include (a) the management fee and incentive fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund, a Subsidiary, or any other subsidiary of the Fund (a Subsidiary and any other subsidiary of the Fund are each referred to for purposes of this paragraph and the next as a “Subsidiary”) may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to any Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (k) fees and expenses billed directly to any Subsidiary for custody and fund administration services provided to such Subsidiary.

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Investment Manager, the Investment Manager may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Investment Manager, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund and such Subsidiary.

During the six months ended September 30, 2025, the Investment Manager did not reimburse the Fund or recoup any previously reimbursed expenses. As of September 30, 2025, the Fund does not have any reimbursements subject to recoupment.

ADMINISTRATION AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s and the Subsidiaries’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiaries’ operations, including administration and shareholder services to the Fund and the Subsidiaries, the Fund’s shareholders, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such fund’s average daily net assets for this service. The Administrator has agreed to waive a portion of the administrative fee payable by the Fund in an amount equal to the administrative fee the Administrator receives from each Subsidiary. For the six months ended September 30, 2025, the Administrator received administrative fees from the Subsidiaries of $506,537 and waived an equal amount payable by the Fund.

DISTRIBUTION AGREEMENT:

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to Class M Shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class M Shares and for maintenance and personal service provided to existing shareholders of such class. The Plan authorizes payments to the Distributor of 0.85% annually of the average daily net assets attributable to Class M Shares. The Distributor

Notes to Consolidated Financial Statements (continued)

agreed to voluntarily waive the 12b-1 fees attributable to Class M Shares for so long as the only shareholders in such class were entities affiliated with the Administrator. For the six months ended September 30, 2025, the Distributor waived 12b-1 fees at an effective annual rate of 0.10% of the average daily net assets attributable to Class M Shares. Prior to July 1, 2025, the Plan also authorized payments to the Distributor of 0.25% annually of the average daily net assets attributable to Class I Shares. For the six months ended September 30, 2025, the Distributor received 12b-1 fees at an effective annual rate of 0.09% of the average daily net assets attributable to Class I Shares. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by Class M Shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Class M Shares owned by clients of such broker, dealer or financial intermediary.

SHAREHOLDER SERVICING PAYMENTS:

Effective July 1, 2025, for Class I Shares, the Board has approved reimbursement payments to the Administrator for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder record keeping, account servicing and other services. The Class I Shares may reimburse the Administrator in such amounts as approved by the Board. For the six months ended September 30, 2025, the actual amount incurred was $43,208 which is a 0.12% impact to the annualized expense ratio.

BOARD:

The Board provides supervision of the affairs of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, AMG Pantheon Infrastructure Fund, LLC, and other trusts within the AMG Funds family of mutual funds. The Trustees of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3. PRIVATE INVESTMENTS

Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. During the six months ended September 30, 2025, the Fund held Investment Funds and private loans with issuers through co-investment transactions.

Investors in Investment Funds usually commit to providing up to a certain amount of capital, which may be called when requested by the Investment Fund’s manager or general partner. The amount of capital that has not been called by the general partner—referred to as the unfunded commitment—may obligate the Fund to supply additional capital to the general partner on demand, representing a potential financial obligation by the Fund in the future. Once called, the general partner may make private credit investments on behalf of the Investment Fund.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of Investment Funds as of September 30, 2025:

Investment Category	Fair Value	Unfunded Commitments(*)	Remaining Life(**)	Redemption frequency	Notice (In Days)	Redemption Restrictions

Private Debt(a)	$544,382,056	$147,224,939	Up to 10 years	N/A	N/A	N/A

(a) Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(*)

As of the period ended September 30, 2025, the unfunded commitment amounts include unfunded commitments for two Primary Private Investment Funds of $2,145,659. The effective date of the first capital call is still to be determined.

(**)

Evergreen Fund Investments and Business Development Companies do not have fixed contractual lives. Years shown above are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds that have fixed contractual lives.

Private loans purchased directly by the Fund may be structured to include both term loans—which may be fully funded at the time of investment or at a later date (i.e., delayed draw term loans)—and revolving credit facilities, which provide borrowers with ongoing access to capital, allowing multiple borrowings and repayments within the committed limit over the term of the facility. Revolving credit facilities and delayed draw term loans may obligate the Fund to supply additional capital to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations.

Notes to Consolidated Financial Statements (continued)

As of September 30, 2025, the Fund’s unfunded commitments from revolving credit facilities and delayed draw term loans consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments

AIS Holdco, LLC	First Lien Senior Secured	Revolving Credit Facility	$202,156

WildBrain Ltd.	First Lien Senior Secured	Revolving Credit Facility	261,687

Sequoia Financial Group, LLC	First Lien Senior Secured	Revolving Credit Facility	1,304,348

Roman New Bidco Limited	First Lien Senior Secured	Delayed Draw Term Loan	6,724,500

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the six months ended September 30, 2025 were $297,671,774 and $35,715,949, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

5. FOREIGN SECURITIES

The Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

6. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Consolidated Statement of Operations.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. CREDIT AGREEMENT

The Fund has entered into a Credit Agreement (the “Credit Agreement”) in the amount of $300 million (the “Committed Loan Amount”) to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with temporary liquidity. The revolving line of credit is secured by assets of the Corporate Subsidiary and Lead Fund.

Prior to September 15, 2025, the amount of the credit facility was $125 million; the interest rate on outstanding loans was equal to the Secured Overnight Financing Rate (“SOFR”), plus 3.25% per annum or 2.85% per annum any time the Fund’s assets exceeded $500 million; and the Fund paid a 0.78% blended commitment fee on the outstanding principal amount of the loans, an upfront fee and structuring fee of 0.45% and 0.15% of the Committed Loan Amount, respectively, and other professional fees associated with the credit agreement. However, on September 15, 2025, the agreement governing the credit facility was amended and restated to, among other changes, increase the amount to $300 million through syndication with additional lenders. Under the amended and restated agreement, the interest rate on outstanding loans is equal to the SOFR, plus 2.85%. The Fund pays a blended 0.88% commitment fee on the outstanding principal amount of the loans, an upfront fee and structuring fee of 0.60% and 0.20% of the Committed Loan Amount of which is prorated if the Credit Agreement is amended and restated prior to maturity, respectively, and an annual agency fee of $50,000 plus $5,000 per lender party to the Credit Agreement (collectively, the “Credit Facility Fees”).

The upfront fee, structuring fee, and professional fees associated with the credit facility, are deferred and amortized over the term of the Credit Agreement. The commitment fees are expensed over the term of the Credit Agreement on a straight-line basis. The Credit Facility Fees are reflected as “credit facility fees” on the Consolidated Statement of Operations. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as interest expense. For the six months ended September 30, 2025, the Fund has not utilized the line of credit.

Notes to Consolidated Financial Statements (continued)

9. FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Under normal market conditions, the Fund expects to primarily invest directly or indirectly in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s military action in Ukraine) may have significant implications around the world. The Fund is unable to predict the full impact that these events will have on the values and liquidity of the Fund and its underlying portfolio investments, and consequently, the Fund’s performance.

Shares in the Fund provide limited liquidity because the amount and timing of the Fund’s quarterly repurchases of Shares are subject to approval of the Fund’s Board. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

10. RECENT ACCOUNTING UPDATE PRONOUNCEMENT

In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. Management has evaluated and adopted the impact of these updates to the financial statements disclosures.

11. SUBSEQUENT EVENTS

Subsequent events after September 30, 2025, have been evaluated through the date at which the consolidated financial statements were issued and the Fund has determined that no material events or transactions occurred.

Other Tax Information (unaudited)

TAX INFORMATION

AMG Pantheon Credit Solutions Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024/2025 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during each calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Pantheon Credit Solutions Fund hereby designates $167,772 as a capital gain distribution with respect to the taxable year ended September 30, 2025, or if subsequently determined to be different, the net capital gains of such year.

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Approval of Investment Management Agreements with Respect to AMG Pantheon Credit Solutions Fund, AMG Pantheon Credit Solutions Subsidiary Fund, LLC, and AMG Pantheon Credit Solutions Lead Fund, LLC

At an in-person meeting held on June 12, 2025, the Boards of Trustees/Directors (the “Trustees/Directors”) of AMG Pantheon Credit Solutions Fund (the “Credit Solutions Fund”), AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”), and AMG Pantheon Credit Solutions Lead Fund, LLC (the “Lead Fund” and, together with the Credit Solutions Fund and the Corporate Subsidiary, the “Funds”), and separately a majority of the Trustees/Directors who are not “interested persons” of the Funds (“Independent Trustees/Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve (i) the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Credit Solutions Fund, (ii) the investment management agreement between Pantheon and the Corporate Subsidiary, and (iii) the investment management agreement between Pantheon and the Lead Fund, in each case, as amended at any time prior to the date of the meeting (collectively, the “Investment Management Agreements”). The Independent Trustees/Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreements.

In considering each Investment Management Agreement, the Trustees/Directors reviewed a variety of materials relating to each Fund and Pantheon, including, with respect to the Credit Solutions Fund, comparative performance, fee and expense information for an appropriate peer group of similar funds (the “Peer Group”) and performance information for a relevant benchmark index, and, with respect to all of the Funds, the nature, extent and quality of services, other relevant matters, including management fees, the profitability of Pantheon and its affiliates, and the potential for economies of scale that may be shared with the Funds, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees/Directors: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements; and (c) met

with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Pantheon under the Investment Management Agreements, the Trustees/Directors reviewed information relating to Pantheon’s operations and personnel. Among other things, Pantheon provided financial information and descriptions of its organizational and management structure. The Trustees/Directors also took into account information provided periodically throughout the previous year by Pantheon in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees/Directors’ knowledge of Pantheon’s management and the quality of the performance of Pantheon’s duties under the Investment Management Agreements. In the course of their deliberations regarding the Investment Management Agreements, the Trustees/Directors evaluated, among other things: (a) the extent and quality of the services rendered by Pantheon to the Funds; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Funds; (c) Pantheon’s knowledge of the private credit market; (d) Pantheon’s global footprint and range of investment products; and (e) Pantheon’s compliance program. The Trustees/Directors also took into account Pantheon’s undertaking to maintain contractual expense limitations for the Funds. The Trustees/Directors also considered Pantheon’s risk management processes.

PERFORMANCE

The Trustees/Directors considered the performance of the Credit Solutions Fund for the period from May 1, 2024, the date on which the Credit Solutions Fund commenced investment operations, to December 31, 2024 and compared the performance of the Credit Solutions Fund for that period against the performance of the Peer Group and the Morningstar LSTA US Leveraged Loan Index, the Fund’s primary benchmark, for the 2024 calendar year. The Trustees/Directors noted the Credit Solutions Fund’s limited track record and management’s view that the Fund has performed well relative to peers and the benchmark. The Trustees/Directors also noted that the Corporate Subsidiary and the Lead Fund are wholly-owned subsidiaries of the Credit Solutions Fund and that the Credit Solutions Fund’s performance includes the Corporate Subsidiary and the Lead Fund. The Trustees/Directors also took into account management’s discussion of the Credit Solutions Fund’s (including the Corporate Subsidiary’s and the Lead Fund’s) performance. The Trustees/Directors concluded that the Credit Solutions Fund’s (including the Corporate Subsidiary’s and the Lead Fund’s) overall performance has been satisfactory.

MANAGEMENT FEES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the fees payable to Pantheon, the Trustees/Directors took into consideration the performance-based incentive fee payable by the Credit Solutions Fund to Pantheon in certain circumstances and noted that, during the fiscal year ended March 31, 2025, the Credit Solutions Fund did not incur an incentive fee. The Trustees/Directors also noted that the Funds operate under an expense limitation and reimbursement agreement. The Trustees/Directors also noted that, pursuant to the expense limitation and reimbursement agreement, Pantheon has agreed to limit the aggregate of the Credit Solutions Fund’s total annual operating expenses, the Corporate Subsidiary’s total annual operating expenses, and the Lead Fund’s total annual operating expenses, exclusive of certain enumerated items (including the management fees paid by the Funds and incentive fees paid by the Credit Solutions Fund), to the annual rate of 0.75%. The Trustees/Directors considered that the Funds’ expense limitation and reimbursement agreement shall continue until such time that Pantheon ceases to be the investment manager of the applicable Fund or upon mutual agreement between Pantheon and the Board. The Trustees/Directors also compared the gross and net expense ratios of the Credit Solutions Fund to the Peer Group. The Trustees/Directors concluded that, in light of the nature, extent and quality of the services provided by Pantheon and the considerations noted above with respect to Pantheon, each Fund’s management fees and expenses are reasonable.

The Trustees/Directors considered information regarding the profitability of Pantheon with respect to the provision of investment advisory services to the Funds in addition to the material benefits from economies of scale that Pantheon might realize with respect to the Funds as the Funds increase in assets. The Trustees/Directors noted the undertaking by Pantheon to maintain a contractual expense limitation agreement for the Funds, and concluded that Pantheon is not currently realizing benefits from economies of scale that would warrant adjustments to the management fee at this time. Also, with respect to economies of scale, the Trustees/Directors noted that as the Funds’ assets increase over time,

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

the Funds may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees/Directors also considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as Investment Manager to the Funds), received by Pantheon and its affiliates from their relationships with the Funds and the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks.

* * * * *

After consideration of the foregoing, the Trustees/Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreements; and (b) Pantheon maintains an appropriate compliance program.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee/Director not necessarily attributing the same weight to each factor, the Trustees/Directors concluded that approval of the Investment Management Agreements would be in the best interests of the Funds and their shareholders. Accordingly, on June 12, 2025, the Trustees/Directors, and, separately, a majority of the Independent Trustees/Directors, voted to approve the Investment Management Agreements.

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Important Information About This Report

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539–From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding the Fund’s proxy voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.548.4539; (ii) on the Fund’s website at wealth.amg.com; and (iii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

wealth.amg.com	093025 SAR091

(b) Not applicable.

Item 2. CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable for the semi-annual shareholder report.

Item 6. INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for the semi-annual shareholder report.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable for the semi-annual shareholder report.

(b)

Effective June 13, 2025, Toni Vainio began serving as a portfolio manager of the Registrant. Jeff Miller and Rakesh (Rick) Jain have served as portfolio managers of the Registrant since its inception. Messrs. Vainio, Miller and Jain are jointly and primarily responsible for the day-to-day management of the Registrant’s portfolio and share equal responsibility and authority for managing the Registrant’s portfolio.

The information below is with respect to Mr. Vainio and does not apply to the Registrant’s other portfolio managers.

Toni Vainio. Toni joined Pantheon in 2010. Toni is a Partner in Pantheon’s Global Private Credit Investment and European Investment Teams. He previously worked in the private markets team at Cambridge Associates, where he advised institutional investors on their private market investment programs and conducted research and due diligence on private market funds, managers, and markets. Toni has an MPhil in economics from the University of Oxford and a BEng in engineering with business finance, which was jointly taught at University College London and the London School of Economics and Political Science. He is fluent in Finnish, Spanish and English.

The following tables list the number and types of accounts, other than the Registrant, managed by Mr. Vainio and estimated assets under management in those accounts, as of March 31, 2025.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Toni Vainio	0	$0	87	$47.9 billion	24	$6.4 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Toni Vainio	0	$0	45	$24.6 billion	17	$4.9 billion

As of March 31, 2025, Mr. Vainio did not have any direct or indirect beneficial ownership of the Registrant.

Subject to available Pantheon (as defined above) profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK (as defined above). Such amounts are payable by Pantheon and not by the Registrant. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. CONTROLS AND PROCEDURES

 (a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON CREDIT SOLUTIONS FUND

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 8, 2025

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	December 8, 2025